UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 30, 2008

Banc of America Funding 2008-1 Trust
(Exact name of issuing entity as specified in charter)

Banc of America Funding Corporation
(Exact name of depositor as specified in charter)

Bank of America, National Association
(Exact name of sponsor as specified in charter)

New York	333-148403-01	56-139-0085
(State or other jurisdiction of	(Commission File Number	(IRS Employer
incorporation of issuing entity)	of issuing entity)	Identification No. of
depositor)

214 North Tryon Street, Charlotte, North Carolina		28255
(Address of principal executive offices)		(Zip Code)

Depositor’s telephone number, including area code		(704) 386-4289

N/A
(Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Attached as Exhibit 4.1 is the pooling and servicing agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among Banc of America Funding Corporation (the “Company”), as depositor, LaSalle Bank National Association, as master servicer and as securities administrator, and U.S. Bank National Association, as trustee.  The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2008-1 (the “Certificates”), issued on May 30, 2008, including (i) the Class A-R and A-1 Certificates (the “Public Certificates”), having an aggregate initial class balance of $190,472,100 and (ii) the Class A-2, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, CE and P Certificates (the “Private Certificates”), having an aggregate initial class balance of $69,613,100.

The Public Certificates were sold to Banc of America Securities LLC (“BAS”) pursuant to an underwriting agreement, dated May 30, 2008 (the “Underwriting Agreement”), between the Company and BAS.  A copy of the Underwriting Agreement is attached as Exhibit 1.1.

The Private Certificates were sold to BAS on May 30, 2008 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.  The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association (“BANA”).

The mortgage loans underlying the Certificates were (i) originated by BANA or acquired by BANA from various originators pursuant to various underlying sale agreements and are serviced by BANA pursuant to the servicing agreement, dated May 30, 2008, between the Company and BANA, a copy of which is attached as Exhibit 10.1 or (ii) acquired by BANA from various originators or subsequent purchasers and are serviced by such originators or third-party servicers pursuant to various underlying sale and servicing agreements.  Copies of the underlying sale and servicing agreements with respect to entities that serviced 20% or more of the aggregate unpaid principal balance of the mortgage loans as of the cut-off date are attached as Exhibits 10.2 and 10.3.

The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated May 30, 2008 (the “Mortgage Loan Purchase Agreement”), between the Company and BANA.  A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits (executed copies):  The following execution copies of Exhibits to theForm S-3 Registration Statement of the Registrant are hereby filed:

1.1	Underwriting Agreement, dated May 30, 2008, by and between Banc of America Funding Corporation and Banc of America Securities LLC.

4.1	Pooling and Servicing Agreement, dated May 30, 2008, by and among Banc of America Funding Corporation, LaSalle Bank National Association and U.S. Bank National Association (including exhibits).

4.2	Mortgage Loan Purchase Agreement, dated May 30, 2008, by and between Banc of America Funding Corporation and Bank of America, National Association.

10.1	Servicing Agreement, dated May 30, 2008, by and between Banc of America Funding Corporation and Bank of America, National Association.

10.2	(A) Servicing Agreement, dated as of July 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

(B) Amendment No. 1, dated as of June 1, 2007, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

(C)  Assignment, Assumption and Recognition Agreement, dated May 30, 2008, by and among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

10.3
(A)  Master Bulk Sale and Servicing Agreement, dated as of June 1, 2007, by and among Bank of America, National Association, American Home Mortgage Corp. and American Home Mortgage Servicing, Inc., a Delaware corporation (as successor to American Home Mortgage Servicing Inc., a Maryland corporation).

(B)  Assignment, Assumption and Recognition Agreement, dated May 30, 2008, by and among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and American Home Mortgage Servicing, Inc.

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA FUNDING CORPORATION

By:	/s/ Scott Evans

Name:	Scott Evans

Title:	Senior Vice President

Date:  May 30, 2008

BANC OF AMERICA FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated May 30, 2008, by and between Banc of America Funding Corporation and Banc of America Securities LLC.	E
4.1	Pooling and Servicing Agreement, dated May 30, 2008, by and among Banc of America Funding Corporation, LaSalle Bank National Association and U.S. Bank National Association (including exhibits).	E
4.2	Mortgage Loan Purchase Agreement, dated May 30, 2008, by and between Banc of America Funding Corporation and Bank of America, National Association.	E
10.1	Servicing Agreement, dated May 30, 2008, by and between Banc of America Funding Corporation and Bank of America, National Association.	E
10.2(A)	Servicing Agreement, dated as of July 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.	E
10.2(B)	Amendment No. 1, dated as of June 1, 2007, by and between Bank of America, National Association and Wells Fargo Bank, N.A.	E
10.2(C)
Assignment, Assumption and Recognition Agreement, dated May 30, 2008, by and among Bank of America, National Association, Bank of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.
E
10.3(A)
Master Bulk Sale and Servicing Agreement, dated as of June 1, 2007, by and among Bank of America, National Association, American Home Mortgage Corp. and American Home Mortgage Servicing, Inc., a Delaware corporation (as successor to American Home Mortgage Servicing Inc., a Maryland corporation).
E

10.3(B)
Assignment, Assumption and Recognition Agreement, dated May 30, 2008, by and among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and American Home Mortgage Servicing, Inc.
E